                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

April 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2003. The net asset value on that date was $27.58 per share. Regular dividends are reviewed semiannually; therefore, no dividend was declared for the quarter. The board of directors will review the next regular dividend in June 2003.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Special Equity Fund had a total return, based on income and change in net asset value, of 0.3%. This compares to the NAREIT Equity REIT Index's(a) total return of 0.7% and the S&P 500 Index total return of -3.2%.

    The recent quarter-end represents the third anniversary of the longest period in which REITs outperformed the broader stock market. They did so by a record margin, as shown in the following table.

                      ANNUALIZED TOTAL RETURN PERFORMANCE
                             Periods ended 3/31/03

                          NAREIT      S&P 500       NASDAQ
                          ------      -------       ------
1 year.................    - 3.5%      - 24.8%        - 27.0%
2 years................      8.9%      - 13.2%          14.3%
3 years................     13.7%      - 16.1%        - 33.4%

    Despite the fact that the NAREIT index was up just 0.7% during the quarter, several underlying trends emerged that may portend changing leadership. As has been the case for several quarters, the total return leaders were the shopping center (8.3% total return), regional mall (7.0%), and industrial (2.7%) sectors. Laggards in the quarter once again included hotel (-20.5%) and apartment (-1.4%), but also included health care (-6.5%). During the month of March, changing trends were even more distinct as office was the single best performing sector, while health care was the worst.

    With respect to office stocks, we believe that their valuations and depressed level of share prices have influenced recent performance. Meanwhile, there continues to be a strong bid in the private market for quality office assets, which we believe supports our estimates of asset values. In addition, we are beginning to detect that

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The Index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

vacancy rates are in the process of peaking in some important markets. With our predicted resumption of economic growth in the second half, that important indicator may actually improve very shortly.

    We believe that the performance of the health care sector is the result of two factors. Foremost is that it appears that federal, state and local budget deficits are having a negative influence on reimbursement rates, thereby diminishing the profitability of facility operators and the growth prospects of the health care REITs. In addition, we suspect that investors may perceive the decline in interest rates -- which helped drive excellent returns from health care REITs over the past two years -- as beginning to reverse.

    As was the case with many sectors of the financial markets, REITs experienced volatility during the first three months of the year based on quickly changing expectations with respect to economic growth, interest rates and events leading up to the war in Iraq. REITs were also subject to some unique factors. Perhaps most significant were the varied interpretations and expectations of the Bush administration's proposal to eliminate the double taxation of corporate dividends. Since the proposal would not be a positive for REITs -- because REITs already don't pay taxes -- the market's initial reaction was that the proposal would have to be a negative. After some reflection, however, it has become clearer that the complexities of the proposed new rules make perceived advantages to non-REIT companies very hard to quantify and rely upon, perhaps even magnifying the benefits of the reliable, high dividend yields provided by REITs. Following the president's proposal, for example, two companies currently taxed as C corporations (Capital Trust and Catellus Corporation) announced their intentions to convert to REIT status, providing further evidence of REITs' continuing appeal. It also appears that the Bush administration's dividend proposal, if passed at all, is likely to be much more limited in its scope than originally expected.

    One issue that continues to be of paramount importance to investors in all asset classes is the future course of the U.S. economy. Once the Iraq war is behind us (and as long as there are no further geopolitical crises), the performance of stocks, bonds and real estate will depend entirely on a resumption of economic and job growth. Since fiscal and monetary policies could hardly be more accommodative than they are now, our assumption is that this stimulus will shortly work its way into the system and that the United States will be able to avert an economic crisis. Based upon the stock market's strong rally as the war began (with REITs fully participating), we suspect that investors are more confidently anticipating second half 2003 growth.

INVESTMENT OUTLOOK

    The investment performance of REITs over the past 18 months has marked a sharp change in attitudes of a broad range of investors. While we have never been proponents of analyzing funds' flows in order to gauge or predict investment performance, there is now convincing evidence that new sources of demand for REIT shares are having a strong influence on valuations. Emerging data suggest that significant capital is now flowing to the REIT

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

industry, much of which we believe is permanent. This is in contrast to the late 1990s, when investor capital flowed into and out of the sector primarily as a result of changing price and profit momentum.

    Since Equity Office Properties became the first REIT to be added to the S&P 500 Index in October 2001, 17 other REITs have been added to this and two other major S&P indexes, creating demand for at least $3.6 billion worth of shares from index funds. Once these shares are purchased, they remain in these funds, subject to fund inflows and outflows, unless the company is deleted from the index. Based on the market capitalization of REITs relative to the broader market, it is our belief that there will be a continual increase in the number of REITs being added to these indexes. An additional source of permanent demand for REIT shares is the growing number of closed-end mutual funds that invest exclusively in REITs. These funds have a fixed capital structure -- their shares trade on major stock exchanges, and they do not allow for redemptions or liquidation. Therefore, these funds must remain fully invested in REITs. Over $4 billion has been raised within this structure and we expect more new funds to be created in the near future.

    One further source of demand for REIT shares is an array of retirement accounts. Whereas during the 1990s less than 1% of retirement accounts (such as 401k plans) offered real estate options, it is now estimated that nearly 10% of such plans include REIT mutual funds in their menus. It is our understanding that this number is increasing steadily, with many prominent financial institutions recently adopting the REIT option. In addition, a growing number of financial planners and advisors have accepted REITs as an asset class that deserves representation in investor portfolios. While we cannot estimate what proportion of open-end mutual fund inflows are from such sources, we are confident that the combination of these accounts, along with numerous individuals and advisors who adhere to asset allocation models, will continue to make significant ongoing contributions to the REIT asset class. Over the past 18 months, over $3 billion of cash has flowed into open-end REIT mutual funds. REITs have also become a popular component of the real estate allocations of other retirement accounts such as defined benefit plans. Based on the readings from various institutional investment services, it is estimated that a further $4 billion has been committed to REITs over this same time frame.

    Finally, with share prices of some REITs trading well below net asset value, more and more companies are opting to repurchase their shares rather than make new investments. Indeed, because property prices have held up extremely well, many REITs have become net sellers of property, using the cash proceeds to retire debt, fund share repurchase and, in some cases, just sit on the cash in anticipation of future acquisition opportunities. We estimate that there have been over $1.5 billion of share repurchases over the past year and a half. Offsetting this is the issuance of approximately $6.5 billion of common equity by other REITs during the same period.

    Adding these flows together, as shown below, we estimate that $10.2 billion of incremental demand for REIT shares has been created. In relation to the $160 billion equity market capitalization of the equity REIT universe, of which a large percentage is held by insiders and founding families, we consider this to be a significant proportion.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


While it may be difficult to extrapolate this trend into the future, our belief is that the factors underlying this trend will remain prominent in the near future.

                         RECENT DEMAND FOR REIT SHARES

Index additions..................  $ 3.6   billion
Closed-end funds.................    4.2
Open-end funds...................    3.4
Defined benefit plans............    4.0
Share repurchases................    1.5
Equity issuance..................   (6.5)
                                   -----
NET DEMAND.......................  $10.2   BILLION

    While the underlying demand for REITs may be substantial, the returns they generate will primarily be dependent on the course of real estate fundamentals. As we mentioned, a stronger economy that brings with it a resumption of job growth will be required in order for occupancies and rents to improve in almost every property type. In light of the economic stimulus currently in place and increased stimulus that may be provided by the tax reduction proposal now being considered by Congress, we believe it would be unprecedented if there were not a resumption of strong economic growth.

    Anticipating a strengthening economy, our investment strategy continues to emphasize the more economically cyclical property sectors of office, industrial, regional mall and hotel. Despite headlines that suggest aggravated conditions in the office market, new construction has declined precipitously. This suggests to us that once demand begins to increase, both occupancies and rents will once again begin to grow. The industrial and mall sectors will also be direct beneficiaries of an improved economy. However, our underweight in the strip shopping center sector, a more economically defensive property type, was the primary reason for our underperformance in the quarter. The valuations in our view are stretched here, and the leadership of this group is waning, but the prewar economic pause that we witnessed in the first quarter created some continued strength in this group. We remain cautious on the apartment sector due to a continued high level of construction, despite the decline in demand resulting from the strength of single-family housing -- and our underweight here assisted our performance in the quarter.

    Irrespective of when economic growth finally accelerates, we believe the REIT industry overall remains extremely healthy, as it is strongly capitalized and generates cash flow comfortably in excess of current dividends. Despite a small handful of dividend cuts, 29 companies have already raised their dividend payouts this year. As dividends tend to drive REITs' long-term returns, these attractive dividend yields have the potential to make REITs even more popular with investors, especially in an environment where many analysts are lowering expectations for

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

most other asset classes. Consequently, we expect REITs to remain an important and growing component of investors' portfolios.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS

             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman


             JOSEPH M. HARVEY    JAMES S. CORL

             JOSEPH M. HARVEY    JAMES S. CORL
             Portfolio Manager   Portfolio Manager


    ------------------------------------------------------------
           Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at cohenandsteers.com
    -----------------------------------------------------------

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

                                                                  NUMBER
                                                                 OF SHARES       VALUE
                                                                -----------   ------------
EQUITIES                                              97.46%
    DIVERSIFIED                                       15.55%
         Alexander's(a)......................................       11,300    $    721,505
         Crescent Real Estate Equities Co....................       48,900         703,182
         Vornado Realty Trust................................       37,400       1,338,920
                                                                              ------------
                                                                                 2,763,607
                                                                              ------------
    HEALTH CARE                                        3.47%
         Ventas..............................................       53,200         617,120
                                                                              ------------
    HOTEL                                              6.94%
         Host Marriott Corp.(a)..............................       80,900         559,828
         Starwood Hotels & Resorts Worldwide.................       28,300         673,257
                                                                              ------------
                                                                                 1,233,085
                                                                              ------------
    INDUSTRIAL                                         6.36%
         Catellus Development Corp.(a).......................       26,200         550,200
         ProLogis............................................       22,900         579,828
                                                                              ------------
                                                                                 1,130,028
                                                                              ------------
    OFFICE                                            20.50%
         Arden Realty........................................       40,800         925,344
         Boston Properties...................................       18,900         716,310
         Brookfield Properties Corp.(b)......................       32,500         645,533
         CarrAmerica Realty Corp.............................       14,600         370,110
         Equity Office Properties Trust......................       28,500         725,325
         SL Green Realty Corp................................        8,500         259,760
                                                                              ------------
                                                                                 3,642,382
                                                                              ------------
    OFFICE/INDUSTRIAL                                 11.30%
         Kilroy Realty Corp..................................       59,000       1,303,900
         Reckson Associates Realty Corp......................       37,500         705,000
                                                                              ------------
                                                                                 2,008,900
                                                                              ------------

-------------------
(a) Nonincome producing security.

(b) Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the fund's position in Canadian dollars on March 31, 2003 was $948,675 based on an exchange rate of 1 Canadian dollar to 0.68046 U.S. dollars.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                                  NUMBER
                                                                 OF SHARES       VALUE
                                                                -----------   ------------
    RESIDENTIAL                                       11.19%
      APARTMENT                                        6.60%
         Archstone-Smith Trust...............................       32,800    $    720,288
         AvalonBay Communities...............................        7,200         265,680
         Post Properties.....................................        7,700         185,955
                                                                              ------------
                                                                                 1,171,923
                                                                              ------------
      MANUFACTURED HOME                                4.59%
         Sun Communities.....................................       22,800         816,240
                                                                              ------------
         TOTAL RESIDENTIAL...................................                    1,988,163
                                                                              ------------
    SHOPPING CENTER                                   22.15%
      COMMUNITY CENTER                                 1.71%
         Federal Realty Investment Trust.....................       10,000         303,700
                                                                              ------------
      REGIONAL MALL                                   20.44%
         Macerich Co.........................................       19,100         605,088
         Mills Corp..........................................       17,300         539,760
         Rouse Co. ..........................................       33,300       1,150,515
         Simon Property Group................................       18,300         655,689
         Taubman Centers.....................................       40,000         681,200
                                                                              ------------
                                                                                 3,632,252
                                                                              ------------
         TOTAL SHOPPING CENTER...............................                    3,935,952
                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $17,078,139) ... 97.46%                   17,319,237
                                                                              ------------
OTHER ASSETS IN EXCESS OF LIABILITIES ................. 2.54%                      451,602
                                                      ------                  ------------
NET ASSETS (Equivalent to $27.58 per share based on 644,374
  shares of capital stock outstanding) .............. 100.00%                 $ 17,770,839
                                                      ------                  ------------
                                                      ------                  ------------

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                           FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2003 (UNAUDITED)

                                                                          NET ASSET VALUE
                                                   TOTAL NET ASSETS          PER SHARE
                                                -----------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/2002...............              $18,205,435            $27.50
    Net investment income.....................  $ 190,667                 $ 0.30
    Net realized and unrealized loss on
       investments............................   (155,505)                 (0.22)
                                                                          ------
    Capital stock transactions:
         Sold.................................    270,862
         Redeemed.............................   (740,620)
                                                ---------
Net increase/(decrease) in net asset value....                 (434,596)             0.08
                                                            -----------            ------
End of period: 3/31/2003......................              $17,770,839            $27.58
                                                            -----------            ------
                                                            -----------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED MARCH 31, 2003) (UNAUDITED)

 ONE YEAR   FIVE YEARS  SINCE INCEPTION (5/8/97)
 --------   ----------  ------------------------
  -3.08%      0.47%              5.96%

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                     COHEN & STEERS
                 EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
        A, B, C AND I SHARES AVAILABLE                     REITS
        SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


              FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                     COHEN & STEERS
                 SPECIAL EQUITY FUND                             INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO             REITS
       SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                           HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT cohenandsteers.com

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Gregory C. Clark                         FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
Bonnie Cohen                             Boston, MA 02110
Director
                                         TRANSFER AGENT
George Grossman                          Boston Financial Data Services, Inc.
Director                                 Two Heritage Drive
                                         North Quincy, MA 02171
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Willard H. Smith Jr.                     Simpson Thacher & Bartlett
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Adam Derechin
Vice president and assistant treasurer   DISTRIBUTOR
                                         Cohen & Steers Securities, LLC
Joseph M. Harvey                         757 Third Avenue
Vice president                           New York, NY 10017

Lawrence B. Stoller                      Nasdaq Symbol: CSSPX
Assistant secretary
                                         Web site: cohenandsteers.com

                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Special Equity Fund, Inc. unless
                                         accompanied or preceded by the
                                         delivery of a currently effective
                                         prospectus setting forth details of
                                         the fund. Past performance, of course,
                                         is no guarantee of future results and
                                         your investment may be worth more or
                                         less at the time you sell.

COHEN & STEERS                           COHEN & STEERS
SPECIAL EQUITY FUND                    -------------------
757 THIRD AVENUE                        QUARTERLY REPORT
NEW YORK, NY 10017                     SPECIAL EQUITY FUND
                                         MARCH 31, 2003